DELAWARE VIP® TRUST

Delaware VIP Limited-Term Diversified Income Series
(the “Series”)

Supplement to the Series’ Service and Standard Class Statutory Prospectuses
and Statement of Additional Information (“SAI”) each dated April 30, 2015

On Nov. 19, 2015, the Board of Trustees of Delaware VIP Trust voted to approve the use of short sales as described below. These changes will be effective sixty (60) days after the date of this Supplement.

The following is added to the section in the statutory prospectuses entitled, “How we manage the Series – The securities in which the Series typically invests – Short sales”:

Short sales

Short sales are transactions in which a fund sells a security it does not own and, at the time the short sale is effected, the series incurs an obligation to replace the security borrowed no matter what its price may be at the time the fund delivers it to the lender.

How the Series uses them: The Manager may establish short positions in exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Series, of a decline in a particular market sector to which the Series has significant exposure, or of the exposure to securities owned by the Series in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Series’ holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

The following is added to the section in the statutory prospectuses entitled, “How we manage the Series – The risks of investing in the Series – Short sales risk”:

Short sales risk

Short positions in securities may be more risky than long positions (purchases). If a series has a short position in a security issued by an exchange traded fund and the price of such security increases, the series will lose money on its short position. Furthermore, during the time when the series has a short position in such security, the series must borrow that security in order to make delivery on the short sale, which raises the cost to the series of entering into the transaction. A series is therefore subject to the risk that a third party may fail to honor the terms of its contract with the series related to the securities borrowing. Short sales also involve the risk of an unlimited increase in the market price of the security sold short, which would result in a theoretically unlimited loss. Moreover, although the trading price of a share of an exchange traded fund normally tracks the net asset value of such a share, in times of market stress, this value relationship will not necessarily prevail. Any deviation between the net asset value per share of such exchange traded fund and its trading price could create other risks for a series if it held a short position in the securities of such an exchange traded fund. Such other risks include the possibility of a larger loss on the short position than would otherwise be the case, the reduced likelihood that the intended benefit of the short position will achieve its objective(s), and the increased likelihood of a demand to replace the borrowed security at a time when obtaining such replacement security may be difficult or impossible at a reasonable price.

Until a series replaces a borrowed security in connection with a short sale, it will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Consequently, in the event of an increase in the price of a security in which a series has a short position, it may have to increase the amount of collateral to be posted and may have to sell other securities in the portfolio to be able to do so. In times of market stress, making such sales may be difficult to do because of limited and declining liquidity.

Short sale strategies are often categorized as a form of leveraging. Please refer to “Leveraging risk” for more information.

How the Series strives to manage it: The Series total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

The following is added to the section in the statutory prospectuses entitled, “How we manage the Series – The risks of investing in the Series – Leveraging risk”:

Leveraging risk

The risk that certain series transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing a series to be more volatile than if it had not been leveraged.

How the Series strives to manage it: The Series will, consistent with industry practice, designate and mark-to-market daily cash or other liquid assets having an aggregate market value at least equal to the exposure created by these transactions.

The following information is added to the section in the SAI entitled, “Investment Strategies and Risks”:

Short Sales

Delaware VIP Diversified Income Series, Delaware VIP High Yield Series, and Delaware VIP Limited-Term Diversified Income Series may make short sales on exchange traded funds in an attempt to isolate, manage, or reduce the risk of individual securities positions held by the Series, of a decline in a particular market sector to which the Series has significant exposure, or of the exposure to securities owned by the Series in the aggregate. Such short sales may also be implemented in an attempt to manage the duration of the Series’ holdings. There is no assurance that any such short sales will achieve their intended objective(s). The Manager will not engage in short sales for speculative purposes.

Typically, short sales are transactions in which the Series sells a security it does not own and, at the time a short sale is effected, the Series incurs an obligation to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by the Series. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Series is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Series replaces a borrowed security in connection with a short sale, the Series will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Each Series’ total investments in exchange traded funds will not exceed 5% of net assets in any one exchange traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

The Series will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Series replaces the borrowed security; conversely, the Series will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Series may be required to pay in connection with a short sale.

The ability of the Series to effect short sales may be limited because of certain requirements the Series must satisfy to maintain its status as a regulated investment company.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated November 25, 2015.